UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2014

A. SCHULMAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3637 Ridgewood Rd, Fairlawn, Ohio	44333
(Address of principal executive offices)	(Zip Code)

(330) 666-3751
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 17, 2014, A. Schulman, Inc. (the “Company”) announced that effective November 17, 2014, Gustavo Perez will become Vice President and General Manager, Latin America, to specifically focus on growing and developing the Latin America region. The Company believes that utilizing Mr. Perez’ extensive knowledge of customers and markets in the Latin America region will be a competitive advantage as the Company seeks profitable growth opportunities in that region. Mr. Perez, age 50, has served in a variety of management positions with the Company since 1995, most recently serving as the Company’s Vice President and General Manager, Americas, since August 2010, before which he served as the General Manager of Masterbatch for the Company’s North America operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.

By: /s/ David C. Minc
David C. Minc
Vice President, Chief Legal Officer and Secretary

Date: November 21, 2014